INVENTORIES	12 Months Ended
Sep. 30, 2020
INVENTORIES
INVENTORIES

5.          INVENTORIES

Inventories consist of the following:

	September 30,	September 30,
	2020	2019
Goods-in-process	$1,028,378	$328,500

Raw Material	—	18,147
Inventory Reserves	(60,385)	—
Total	$967,993	$346,647

The increase in inventory is due to continued manufacturing and receipt of product in preparation for commercialization. There was no reserve as of September 30, 2019. Included in research and development expense for the year ended September 30, 2020 is an increase to the inventory reserve of $60,385 which the majority of which is attributable to required product testing during the manufacturing process. In determining net realizable value, appropriate consideration is given to obsolescence, excessive levels, deterioration, and other factors in evaluating net realizable value.